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Handeni Gold Inc. Announces Amendment to its Bylaws

Toronto, Ontario, February 4, 2016 -- Handeni Gold Inc. (the "Company" or "Handeni Gold") (OTCPink: HNDI) announces that, effective February 1, 2016, the Board of Directors of the Company amended the bylaws of the Company (the "By-Laws") to allow for the issuance of common shares in the capital stock of the Company in book entry form. Specifically, the By-Laws were amended by deleting in its entirety Section 9.05 of the By-Laws, which formerly provided as follows:

"Section 9.05 - Certificates of Stock

A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any such shares are fully paid up. All such certificates shall be signed by original or facsimile signature of two officers of the Corporation, and the seal of the Corporation may be affixed thereto. Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk or another director or officer."

and replacing the foregoing with the following:

"Section 9.05 - Certificates of Stock

The shares of the capital stock of the Corporation shall be represented by certificates or, where allowed for or required by applicable law, shall be electronically issued without a certificate. Every registered holder of one or more shares of the Corporation is entitled, at the option of the holder, to a share certificate, or non-transferable written certificate of acknowledgement of the right to obtain a share certificate, stating the number and the class of shares held as shown on the securities register.

Certificates representing shares of the Corporation shall be signed by original or facsimile signature of two officers of the Corporation, and the seal of the Corporation may be affixed thereto. Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk or another director or officer."

About Handeni Gold Inc.

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania.  For more information, go to www.handenigoldltd.com.

Safe Harbour Statements

This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor there any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Except for the statements of historical fact contained herein, the information presented in this news release may constitute "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements".  Although the Company has attempted to identify important factors and risks that could cause actual actions, events or results to differ materially from those described in forward-looking statements including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com), there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Dar es Salaam Office; P.O. Box 33507, Plot 82A ITV Road, Mikocheni Light Industrial Area,
Dar es Salaam, Republic of Tanzania. .Tel: +255 22 270 0084; Fax: +255 22 270 0052